                                   EXHIBIT 1


                      Executive Officers and Directors of
               TM Aviation (Japan) Inc., TM Aviation (USA) Inc.,
    Japan Fleet Service (Delaware) Inc. Japan Fleet Service (Europe) B.V.,
        Tomen Corporation and Japan Fleet Service (Singapore) Pte. Ltd.
                         Who Are Not Reporting Persons

                  The following sets forth certain information about executive officers and directors of TM Aviation (Japan) Inc., TM Aviation (USA) Inc., Japan Fleet Service (Delaware) Inc., Japan Fleet Service (Europe) B.V., Tomen Corporation and Japan Fleet Service (Singapore) Pte. Ltd. who are not Reporting Persons. Each of such persons is a citizen of Japan, with the exception of Tim Lawrence Watkins and Harold Marvin Woody, who are citizens of the United States.

                               Present Principal Occupation or Employment;
                               Name, Principal Business, and Address in Which
Name and Residence or          Such Employment is Conducted (if Different from
  Business Address             Business Address of Employer)
- ---------------------          -----------------------------------------------

Yasuo Matsukawa                President
14-27, Akasaka 2-chome         Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Hideo Hirata                   Executive Vice President
14-27, Akasaka 2-chome         Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Hisashi Takemura               Executive Vice President
14-27, Akasaka 2-chome         Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Akihiro Tsuji                  Executive Vice President
14-27, Akasaka 2-chome         Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Kazuo Miyaoka                  Senior Managing Director
14-27, Akasaka 2-chome         Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Takeshi Emi                    Senior Managing Director
14-27, Akasaka 2-chome         Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Susumu Matsui                  Senior Managing Director
14-27, Akasaka 2-chome         Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Yoshiaki Ueki                  Senior Managing Director
14-27, Akasaka 2-chome         Tomen Corporation
Minato-ku
Tokyo, Japan (business)



NY1-148262.5
                                      1-1

                               Present Principal Occupation or Employment;
                               Name, Principal Business, and Address in Which
Name and Residence or          Such Employment is Conducted (if Different from
  Business Address             Business Address of Employer)
- ---------------------          -----------------------------------------------

Keiji Kuwata                   Managing Director
14-27, Akasaka 2-chome         Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Kichibe Ozaki                  Senior Managing Director
14-27, Akasaka 2-chome         Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Tsutomu Nishiwaki              Senior Managing Director
14-27, Akasaka 2-chome         Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Katsuhiko Mizutani             Senior Managing Director
14-27, Akasaka 2-chome         Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Satoshi Miwa                   Managing Director
14-27, Akasaka 2-chome         Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Tetsuki Nakagawa               Managing Director
14-27, Akasaka 2-chome         Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Naoyuki Matsunobu              Managing Director
14-27, Akasaka 2-chome         Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Morihiko Tashiro               Managing Director
14-27, Akasaka 2-chome         Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Yuzo Takeshige                 Managing Director
14-27, Akasaka 2-chome         Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Hajime Kawamura                Managing Director
1285 Avenue of the Americas    Tomen Corporation
New York, New York 10019
(business)

Mikio Omori                    Director
14-27, Akasaka 2-chome         Tomen Corporation
Minato-ku
Tokyo, Japan (business)


NY1-148262.5
                                      1-2

                               Present Principal Occupation or Employment;
                               Name, Principal Business, and Address in Which
Name and Residence or          Such Employment is Conducted (if Different from
  Business Address             Business Address of Employer)
- ---------------------          -----------------------------------------------

Koichi Matsuura                Director
14-27, Akasaka 2-chome         Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Kiyobumi Yamada                Managing Director
14-27, Akasaka 2-chome         Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Hiroshi Uemura                 Director
14-27, Akasaka 2-chome         Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Hiroyuki Tsuchimoto            Director
14-27, Akasaka 2-chome         Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Yoshitaka Mangyoku             Director
14-27, Akasaka 2-chome         Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Michio Ishidate                Director
14-27, Akasaka 2-chome         Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Hajime Imanishi                Director
14-27, Akasaka 2-chome         Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Kenzo Inoue                    Director
14-27, Akasaka 2-chome         Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Kazuhiko Otsuka                Director
14-27, Akasaka 2-chome         Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Kouji Taira                    Director
14-27, Akasaka 2-chome         Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Yoshio Tadeno                  Director
14-27 Akasaka 2-chome          Tomen Corporation
Minato-ku
Tokyo, Japan


NY1-148262.5
                                      1-3

                               Present Principal Occupation or Employment;
                               Name, Principal Business, and Address in Which
Name and Residence or          Such Employment is Conducted (if Different from
  Business Address             Business Address of Employer)
- ---------------------          -----------------------------------------------

Yoji Kikkawa                    Director
14-27 Akasaka 2-chome           Tomen Corporation
Minato-ku
Tokyo, Japan

Kimikazu Ushizaki               Director
14-27 Akasaka 2-chome           Tomen Corporation
Minato-ku
Tokyo, Japan

Minota Kano                     Director
14-27 Akasaka 2-chome           Tomen Corporation
Minato-ku
Tokyo, Japan

Takashi Yoshida                 President and Director
14-27 Akasaka 2-chome           TM Aviation (USA) Inc.
Minato-ku                       Vice President
Tokyo, Japan                    TM Aviation (Japan) Inc.

Kazuhiko Maeda                  Vice President
14-27 Akasaka 2-chome           TM Aviation (USA) Inc.
Minato-ku
Tokyo, Japan

Kazutami Okui                   President and Director
14-27 Akasaka 2-chome           TM Aviation (Japan) Inc.
Minato-ku
Tokyo, Japan

Akihiko Sato                    Vice President and Director
10 Shenton Way # 17-06/09       Japan Fleet Service (Delaware) Inc.
MAS (Monetary Authority of      Senior Executive Vice President,
  Singapore) Building           Chief Operating Officer and Director
Singapore 0207                  Japan Fleet Service (Singapore) Pte. Ltd.
                                Director
                                Japan Fleet Service (Europe) B.V.

Tim Lawrence Watkins            President and Director
10 Shenton Way # 17-06/09       Japan Fleet Service (Delaware) Inc.
MAS (Monetary Authority of      President, Chief Executive Officer
  Singapore) Building           and Director
Singapore 0207                  Japan Fleet Service (Singapore) Pte. Ltd.
                                Director
                                Japan Fleet Service (Europe) B.V.

Harold Marvin Woody             Vice President and Director
10 Shenton Way # 17-06/09       Japan Fleet Service (Delaware) Inc.
MAS (Monetary Authority of      Executive Vice President and Director
  Singapore) Building           Japan Fleet Service (Singapore) Pte. Ltd.
Singapore 0207



NY1-148262.5
                                      1-4

                               Present Principal Occupation or Employment;
                               Name, Principal Business, and Address in Which
Name and Residence or          Such Employment is Conducted (if Different from
  Business Address             Business Address of Employer)
- ---------------------          -----------------------------------------------

Yasumasa Ono                    Chairman and Director
10 Shenton Way # 17-06/09       Japan Fleet Service (Delaware) Inc.
MAS (Monetary Authority of      Chairman
  Singapore) Building           Japan Fleet Service (Singapore) Pte. Ltd.
Singapore 0207

Keizaburo Fukushi               Director
10 Shenton Way # 17-06/09       Japan Fleet Service (Delaware) Inc.
MAS (Monetary Authority of      Senior Executive Vice President,
  Singapore) Building           Chief Financial Officer and Director
Singapore 0207                  Japan Fleet Service (Singapore) Pte. Ltd.
                                Director
                                Japan Fleet Service (Europe) B.V.

Toshihiko Koga                  Director
10 Shenton Way # 17-06/09       Japan Fleet Service (Singapore) Pte. Ltd.
MAS (Monetary Authority of
  Singapore) Building
Singapore 0207

Kazutami Okui                   Director
10 Shenton Way # 17-06/09       Japan Fleet Service (Singapore) Pte. Ltd.
MAS (Monetary Authority of
  Singapore) Building
Singapore 0207

Kazuhiko Iwahori                Director
10 Shenton Way # 17-06/09       Japan Fleet Service (Singapore) Pte. Ltd.
MAS (Monetary Authority of
  Singapore) Building
Singapore 0207

Gen Koyama                      Director
10 Shenton Way # 17-06/09       Japan Fleet Service (Singapore) Pte. Ltd.
MAS (Monetary Authority of
  Singapore) Building
Singapore 0207

Yoichiro Nakamura               Director
10 Shenton Way # 17-06/09       Japan Fleet Service (Singapore) Pte. Ltd.
MAS (Monetary Authority of
  Singapore) Building
Singapore 0207




NY1-148262.5